Investor Presentation
February 2015
Brian Vance Chief Executive Officer
Jeff Deuel President and Chief Operating Officer
Don Hinson Executive Vice President and Chief Financial Officer
Bryan McDonald Executive Vice President and Chief Lending Officer
Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The expected revenues, cost savings, synergies and other benefits from the Washington Banking merger and our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected;
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The
Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Victoria
Wenatchee
W A S H I N G T O N
Yakima
Astoria
Portland
The Dalles
Tillamook
Salem
1
5
90
84

Heritage Financial
CORPORATION

Heritage
BANK

Whidbey
ISLAND BANK

Central
VALLEY BANK

Heritage Financial
CORPORATION

Overview

Overview
NASDAQ Symbol HFWA
Market Capitalization $481.7 million
Institutional Ownership 75.3%
Total Assets $3.5 billion
Headquarters Olympia, WA
# of Branches 66
Year Established 1927
Note: Financial information as of 12/31/2014 and market information as of 2/2/2015
Three banks, one charter

Transformational Merger with WBCO in 2014

Merger of Heritage Financial Corporation and Washington Banking Company
combined two quality community banks to create a $3.5+ billion franchise
Logical geographic fit
Created significant operational scale and efficiencies
Effective use of capital with improved returns on tangible common equity
Positioned to expand in metro markets
Completed merger on May 1, 2014
Completed system conversion onto Heritage’s core system on October 5, 2014
Achieving targeted merger related cost savings – full benefit expected to be recognized in early 2015

Rank
Total
WA -
HQ Institution (State)
Number of
Branches
Deposits in
Market
Market
Share
1 Bank of America Corp. (NC) 189 25,422,347 $     +3.6% 20.68%
2 Wells Fargo & Co. (CA) 159 14,569,387 $     +7.5% 11.85%
3 U.S. Bancorp (MN) 189 12,940,872 $     +0.8% 10.53%
4 JPMorgan Chase & Co. (NY) 211 12,235,289 $     +10.0% 9.95%
5 KeyCorp (OH) 162 8,935,023 $       +4.4% 7.27%
6 Umpqua Holdings Corp. (OR) 110 5,101,869 $       +13.7% 4.15%
7 1 Washington Federal Inc. (WA) 82 4,916,698 $       -2.5% 4.00%
8 2 Banner Corp. (WA) 99 4,029,793 $       +7.7% 3.28%
9 3 Columbia Banking System Inc. (WA) 78 3,655,191 $       +3.2% 2.97%
10 4 W.T.B. Financial Corp. (WA) 27 3,192,886 $       +4.3% 2.60%
11 Mitsubishi UFJ Finl Grp Inc. 43 3,098,038 $       +0.6% 2.52%
12 5 Heritage Financial Corp. (WA) 65 2,853,726 $       +1.2% 2.32%
13 6 HomeStreet Inc. (WA) 29 1,905,969 $       +9.9% 1.55%
14 7 Yakima FS&LA (WA) 10 1,367,785 $       -2.4% 1.11%
15 8 Peoples Bancorp (WA) 23 1,179,743 $       +5.4% 0.96%
16 9 Cashmere Valley Bank (WA) 11 1,148,312 $       +4.9% 0.93%
17 Opus Bank (CA) 24 1,070,464 $       +10.6% 0.87%
18 East West Bancorp Inc. (CA) 4 1,008,752 $       +9.1% 0.82%
19 10 Olympic Bancorp Inc. (WA) 20 846,053 $           +4.8% 0.69%
20 Zions Bancorp. (UT) 1 727,672 $           +1.0% 0.59%
21 11 Skagit Bancorp Inc. (WA) 11 686,204 $           +2.9% 0.56%
22 12 Riverview Bancorp Inc. (WA) 14 618,304 $           +4.5% 0.50%
23 13 First FS&LA of Port Angeles (WA) 10 602,816 $           +0.7% 0.49%
24 14 Timberland Bancorp Inc. (WA) 22 598,670 $           +0.4% 0.49%
25 15 Pacific Financial Corp. (WA) 16 585,507 $           +4.9% 0.48%
Total For Institutions In Market 1,826 $  122,930,458 +4.4%
Out of 88 Institutions
Washington - Top 25
Deposit
Growth
(1-Year)
Deposit Market Share

Source: SNL Financial, deposit market share data as of 6/30/2014
Note: All dollars in thousands
HFWA ranked 5
th
for deposit market
share in Washington among banks
headquartered in the state

Expedia
amazon.com
Port of Tacoma
Zillow
f5
Starbucks Coffee
NORDSTROM
Weyerhaeuser
Expeditors
Costco Wholesale
Port of Seattle
PACCAR
Microsoft
Alaska Airlines
REDFIN

Boeing
htc
T-Mobile
Google
Nintendo
ebay

Heritage Financial Corporation

Strong and Diverse Economic Landscape

Headquartered in Western Washington
Major Operations in Western Washington
Thriving local economy with job growth in technology
and aerospace sectors
Seattle economy ranks 11
th
largest in the country by
GDP, which increased 4.1% since 2013
Seattle’s population grew 5.2% from 2010 to 2014
Washington per capita income in 2013 ranked 13
th
in
the United States at $47,031, 6.3% higher than the
national average
Nine Fortune 500 companies headquartered in
Washington, including Amazon, Costco, Microsoft and
Starbucks
Significant increase in new construction coupled with
improving economic conditions have led to an
improving real estate market
Number of Seattle building permits increased
by 20% year-to-date*
Number of Washington building permits
increased 7% overall year-to-date*
Seattle home prices increased 6% in
September 2014 versus September 2013
Note: Information for Seattle MSA, where available
Source: U.S. Department of Commerce, Federal Reserve Bank of St. Louis, Office of Financial Management,
U.S. Census Bureau, City of Seattle, Puget Sound Economic Forecaster, National Association of Home
Builders, S&P Case-Shiller
*Information as of 10/31/2014
Fort Lewis McChord Air Force Base

▪

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
$401
$74
$450
$61
$574
$610
$595
$641
$697
$751
$796
$57
$886
$946
$1,015
$812
$556
$1,369
$1,346
$1,340
$319
$1,713
$1,747
Organic
Acquired Assets

Heritage Financial CORPORATION

Historical Growth – Organic and Acquisitive

Source: Company financials, as of 12/31/2014
Note: All dollars in millions
Acquired North Pacific
Bancorporation
Acquired Washington
Independent
Bancshares Inc.
Acquired Western
Washington Bancorp
Completed 2 FDIC deals -
Pierce Commercial Bank and
Cowlitz Bank acquiring $211M
and $345M in deposits,
respectively
Acquired Valley Community
Bancshares, Inc. with $254M in
assets and Northwest Commercial
Bank with $65M in assets
Merger with
Washington Banking
Company
In addition to organic growth, HFWA has completed 6 whole bank mergers and 2 FDIC-assisted transactions since 1998

Financial Update – Q4 2014

Source: Company financials, as of 12/31/2014
Net income of $7.3 million, or $0.24 diluted earnings per share
Return on average assets of 0.83% and return on average tangible common equity of 8.85%
Net interest margin of 4.74%, which increased by 42 basis points from prior quarter. Excluding the impact from accretion on purchased loans, the net interest margin was 3.86% which increased by 3 basis points from prior quarter
Gross loans held for investment increased to $2.125 billion vs. $2.064 billion in prior quarter, or annualized growth of 11.8%
Total deposits of $2.9 billion, which includes noninterest bearing deposits of 24.4% and non-maturity deposits of 81.9% of the total deposit balance, respectively
Total noninterest bearing demand deposits increased to $709.7 billion vs. $694.4 billion in prior quarter, or annualized growth of 8.8%
Total assets of $4.6 million per FTE employee vs. $4.4 million from prior quarter
Nonperforming noncovered assets decreased by 38.5%, to $9.7 million at December 31, 2014 vs. $15.8 million in prior quarter
Tangible book value per share of $10.73 vs. $10.62 from prior quarter, an increase of $0.11 per share
Dividends per share of $0.25, including a regular dividend of $0.09 and special dividend of $0.16

Covered Loans 5.6%
1-4 Family 2.8%
Owner-Occupied CRE 23.8%
Nonowner-Occupied CRE 25.0%
Commercial & Industrial 23.7%
Construction & Land Development 4.8%
Consumer 14.2%

$2,500
$2,000
$1,500
$1,000
$500
$-
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
$1,037
$1,029
$1,232
$1,237
$2,237
$2,208
$2,257
88.6%
89.4%
86.0%
86.0%
77.0%
75.1%
76.7%
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Gross Loans (Incl. HFS)*
Net Loans / Deposits Ratio

-
-
-
-
-

Heritage Financial CORPORATION

Loan Portfolio

Loan Portfolio Trends Loan Portfolio Mix - % of Total*
Source: Company financials, as of 12/31/2014
Note: All dollars in millions
*Includes non-covered and covered loans
**Excludes impact from incremental accretion on purchased loans
Total CRE of 48.8% of total loans
Total C&I and owner-occupied CRE of 47.5% of total
loans
Core yield on loans of 5.03% in Q4 2014**
Total loans of $2.3 billion, including $126.2 million
of covered loans remaining in loan portfolio from
FDIC-assisted acquisitions
$244.9 million of loan originations in Q4 2014

Maturity Deposits 18.1%
Noninterest Bearing Demand 24.4%
Savings Accounts 12.3%
Money Market Accounts 17.9%
NOW Accounts 27.3%

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
$1,136
$1,118
$1,399
$1,404
$2,867
$2,903
$2,906
20.4%
22.1%
25.0%
25.1%
23.3%
23.9%
24.4%
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Total Deposits
Noninterest Bearing Demand % of Total Deposits

Heritage Financial CORPORATION

Deposit Profile

Deposit Trends Deposit Mix - % of Total
Source: Company financials, as of 12/31/2014
Note: All dollars in millions
Noninterest bearing  demand of 24.4% of total
deposits
Non-maturity deposits of 81.9% of total deposits
Cost of total deposits of 0.20% in Q4 2014

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.72%
0.45%
0.38%
0.38%
0.25%
0.43%
0.49%
0.88%
4.47%
4.37%
4.29%
4.20%
4.23%
4.12%
3.83%
3.86%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Core NIM
Accretion*

Heritage Financial CORPORATION

Net Interest Margin Trends

Net Interest Margin (Core vs. Accretion)*
Source: Company financials, as of 12/31/2014
*Impact on net interest margin from incremental accretion on purchased loans
5.19%
4.82%
4.67%
4.58%
4.48%
4.55%
4.32%
4.74%

Corporate 0.5%
Mutual Funds & Equity 0.3%
US Treasury & U.S. Gov't Agency 3.0%
Private MBS & CMOs 0.1%
Municipal Securities 25.1%
US MBS & CMOs Gov't Agency 71.1%

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2011 $157 $124
2012 $154 $107
2013 $199 $146
Q1 2014 $178 $170
Q2 2014 $691 $161
Q3 2014 $721 $223
Q4 2014 $779 $132
Total Investment Securities
Cash

▪

▪

▪

Heritage Financial CORPORATION

Cash and Investment Securities Portfolio

Cash and Investment Securities Investment Portfolio Mix
Source: Company financials, as of 12/31/2014
Note: All dollars in millions
Total cash and investment securities of $910 million, or
26.3% of total assets
Average yield on taxable investment securities of
1.94% in Q4 2014
Average yield on non-taxable investment securities of
1.98% in Q4 2014

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
62.5%
59.2%
54.5%
67.8%
70.1%
76.9%
75.4%
$14,689
$14,259
$19,910
$27,109
$29,020
$31,612
$52,634
$15,730
$16,636
$20,820
$22,594
$21,372
$27,903
$46,745
2008
2009
2010
2011
2012
2013
2014
Non-Compensation Expense
Compensation & Benefits Expense
Efficiency Ratio

Heritage Financial CORPORATION

Non-Interest Expense 13 Source: Company financials, as of 12/31/2014 Note: All dollars in thousands Non-Interest Expense Detail and Efficiency Ratio

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
Net Charge-Offs
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
-0.10%
NCOs / Avg. Loans
0.11%
$326
-0.06%
$(184)
0.18%
$821
0.13%
$716
0.27%
$1,383
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Charge Offs
NCOs / Avg. Loans

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NPAs / Assets
0.76%
0.97%
0.58%
0.48%
0.29%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

$25,000
$20,000
$15,000
$10,000
$5,000
$-
Loan Loss Reserve
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
LLR / Loans
$22,657
1.94%
$22,820
1.94%
$22,369
1.08%
$22,220
1.08%
$22,153
1.04%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Loan Loss Reserve
LLR / Loans

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
Provision Expense
$200
$(21)
$370
$567
$1,316
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Heritage Financial
CORPORATION

Credit Quality Trends

Source: Company financials, as of 12/31/2014
Note: All dollars in thousands
Note: Excludes purchased covered loans
Loan Loss Reserve and LLR/Loans
Net Charge
Offs and NCOs/Avg. Loans
Provision Expense
NPAs / Assets

Tangible Common Equity Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.8%
13.9%
13.9%
11.4%
9.7%
2010
2011
2012
2013
2014

Leverage Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.9%
13.8%
13.6%
11.3%
10.3%
2010
2011
2012
2013
2014

Tier-1 Capital Ratio
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
20.2%
19.0%
18.7%
15.5%
13.9%
2010
2011
2012
2013
2014

Risk Based Capital Ratio
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
21.5%
20.3%
19.9%
16.8%
15.1%
2010
2011
2012
2013
2014

Heritage Financial CORPORATION

Capital Ratio Trends 15 Source: Company financials, as of 12/31/2014 Tier - 1 Capital Ratio Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

ROAA %
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.17%
0.62%
0.59%
0.82%
0.83%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

ROATCE %
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.51%
5.52%
6.10%
8.70%
8.85%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Earnings Per Share
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.04
$0.16
$0.16
$0.23
$0.24
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Net Income
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$710
$2,543
$4,148
$7,068
$7,255
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Heritage Financial CORPORATION

Profitability Trends 16 Source: Company financials, as of 12/31/2014 Note: All dollars in thousands, except per share Earnings Per Share ROAA ROATCE Net Income

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
1/31/2014
4/30/2014
7/31/2014
10/31/2014
1/31/2015
+15.7%
+3.0%
-3.7%
S&P 500
SNL U.S. Bank $1B-$5B
HFWA

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
Dividends
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Payout Ratio
90.5%
92.0%
68.8%
61.0%
$0.25
$0.13
$0.50
$0.30
$0.10
$0.32
$0.16
$0.34
2011
2012
2013
2014
Regular Dividends
Special Dividends
Dividend Payout Ratio

Heritage Financial
CORPORATION

Total Shareholder Return

Total Return* – Last Twelve Months
Source: SNL Financial, as of 2/2/2015
Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of
$1.0 billion to $5.0 billion
*Total return includes stock price appreciation and reinvested dividends
**Average Street EPS estimates, per FactSet Research Systems, Inc.
***Dividends based on date declared
Ticker HFWA
Exchange NASDAQ
Stock Price 15.92 $
Market Cap. ($MM) 481.7 $
Dividend Yield (Regular Div. Only) 2.51%
Average Daily Volume (3 Mo.)
Avg. Daily Volume (Shares) 71,611
Avg. Daily Volume ($000s) 1,140 $
52-Week High / Low Price
52-Week High (3/05/2014) 18.39 $
52-Week Low (5/16/2014) 15.19 $
Per Share
Tg. Book Value Per Share 10.73 $
EPS - 2015E** 1.24 $
EPS - 2016E** 1.31 $
Number of Research Analysts 4
Valuation Ratios
Price / Tg. Book Value 148.4%
Price / 2015E EPS** 12.8x
Price / 2016E EPS** 12.2x
Dividends Per Share***

HFWA Investment Thesis

Western Washington geographic footprint with vibrant economy and attractive long-term demographics
Continued focus on growth trends and capital management
Grow organically and continue to evaluate M&A opportunities
Return capital to shareholders via dividends and stock buybacks, as appropriate
Benefits of merger with Washington Banking Company expected to be reflected in HFWA’s 2015 results
Attractive valuation

19 Appendix *** *** **** ****

Historical Financial Highlights

Source: Company financials, as of 12/31/2014
Note: All dollars in thousands
Note: All credit quality information excludes covered loans
Last 5 Quarters
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
Balance Sheet
Total Assets 1,659,038 $      1,662,473 $      3,391,579 $      3,451,320 $      3,459,916 $
Asset Growth (Anlzd. vs. Prior Period) -3.7% 0.8% 416.0% 7.0% 1.0%
Gross Loans (Incl. HFS) 1,231,920 $      1,237,037 $      2,236,572 $      2,207,524 $      2,256,659 $
Loan Growth (Anlzd. vs. Prior Period) -1.6% 1.7% 323.2% -5.2% 8.9%
Total Deposits 1,399,189 $      1,404,214 $      2,866,542 $      2,903,069 $      2,906,331 $
Deposit Growth (Anlzd. vs. Prior Period) -7.5% 1.4% 416.6% 5.1% 0.4%
Net Loans / Deposits Ratio 86.0% 86.0% 77.0% 75.1% 76.7%
Cash and Securities / Total Assets 20.8% 20.9% 25.1% 27.4% 26.3%
Noninterest Bearing Deposits (% of Total) 25.0% 25.1% 23.3% 23.7% 24.4%
Non-CDs (% of Total) 77.9% 78.8% 78.3% 80.1% 81.9%
Capital Adequacy
Tangible Common Equity 184,782 $          185,593 $          319,476 $          321,179 $          324,588 $
Tangible Common Equity Ratio 11.3% 11.5% 9.8% 9.7% 9.7%
Leverage Ratio 11.3% 11.5% 12.6% 10.3% 10.3%
Risk Based Capital Ratio 16.8% 16.6% 15.7% 15.9% 15.1%
Credit Quality Ratios
NPAs / Total Assets 0.76% 0.97% 0.58% 0.48% 0.29%
NCOs / Avg. Loans 0.11% -0.06% 0.18% 0.13% 0.27%
Loan Loss Reserves / Gross Loans 1.94% 1.94% 1.08% 1.08% 1.04%
Income Statement and Performance Ratios
Net Interest Income 17,646 $            16,741 $            28,596 $            33,307 $            36,780 $
Net Income 710 $                   2,543 $              4,148 $              7,068 $              7,255 $
ROAA 0.17% 0.62% 0.59% 0.82% 0.83%
Net Interest Margin 4.58% 4.48% 4.55% 4.32% 4.74%
Noninterest Expense / Avg. Assets 4.38% 3.63% 3.85% 3.27% 3.36%
Assets Per Employee 4,448 $              4,644 $              4,192 $              4,352 $              4,626 $
Efficiency Ratio 92.2% 77.6% 80.9% 73.1% 71.9%

■

$50,000
$40,000
$30,000
$20,000
$10,000
$-
4.00%
3.50%
3.00%
2.50%
$45,615
$35,773
$29,707
$8,537
$7,785
3.24%
3.10%
3.71%
3.12%
2.80%
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
Remaining Loan Mark
Discount %

Discounts on Acquired Loans

Total Discount on Acquired Loans
$29.7 million remaining loan discount on acquired loans, including covered and non-covered portfolios
Source: Company information, as of 12/31/2014
Note: All dollars in thousands
Covered
Non-
Covered Total
12/31/2013
Loan Balance 64,788 $     198,384 $   263,172 $
Remaining Loan Mark 1,034 $       7,503 $        8,537 $
Recorded Investment 63,754 $     190,881 $   254,635 $
Discount % 1.60% 3.78% 3.24%
3/31/2014
Loan Balance 62,450 $     188,461 $   250,911 $
Remaining Loan Mark 976 $           6,809 $        7,785 $
Recorded Investment 61,474 $     181,652 $   243,126 $
Discount % 1.56% 3.61% 3.10%
6/30/2014
Loan Balance 174,187 $   1,055,584 $ 1,229,771 $
Remaining Loan Mark 14,519 $     31,096 $      45,615 $
Recorded Investment 159,668 $   1,024,488 $ 1,184,156 $
Discount % 8.34% 2.95% 3.71%
9/30/2014
Loan Balance 149,673 $   995,910 $   1,145,583 $
Remaining Loan Mark 10,840 $     24,933 $      35,773 $
Recorded Investment 138,833 $   970,977 $   1,109,810 $
Discount % 7.24% 2.50% 3.12%
12/31/2014
Loan Balance 131,882 $   927,231 $   1,059,113 $
Remaining Loan Mark 5,682 $       24,025 $      29,707 $
Recorded Investment 126,200 $   903,206 $   1,029,406 $
Discount % 4.31% 2.59% 2.80%
Total Acquired Loans